EXHIBIT 99.1






                               THE MORTGAGE POOL

GENERAL

         References to percentages of the mortgage loans unless otherwise noted are calculated based on the aggregate principal balance of the mortgage loans as of December 1, 2001 (the "Cut-off Date").

         The mortgage pool will consist of approximately 1,967 conventional one- to four-family, adjustable-rate and fixed-rate, fully-amortizing and balloon payment mortgage loans secured by first and second liens on mortgaged properties and having an aggregate principal balance as of the Cut-off Date of approximately $349,999,529, after application of scheduled payments due on or before the Cut-off Date whether or not received. The mortgage loans will have original terms to maturity of not greater than 30 years.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on the adjustable-rate mortgage loans will adjust based on an index equal to Six-Month LIBOR. In the event that Six-Month LIBOR is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         A majority of the mortgage loans will not have reached their first adjustment date as of the Subsequent Transfer Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Adjustable-rate mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

PREPAYMENT CHARGES

         Approximately 56.46% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, these mortgage loans provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of the mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note, and the prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for distribution on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the adjustable-rate mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) a Radian Lender-Paid PMI Policy. None of the fixed-rate mortgage loans or Seasoned Mortgage Loans are so insured.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 20.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

         Each Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policies, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.50% per annum to 1.34% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         Each mortgage loan is required to be covered by a standard hazard insurance policy.

         SEE "PRIMARY MORTGAGE INSURANCE, HAZARD INSURANCE; CLAIMS THEREUNDER -- HAZARD INSURANCE POLICIES" IN THE PROSPECTUS.

MORTGAGE LOAN CHARACTERISTICS

         The average principal balance of the mortgage loans at origination was approximately $179,419. No mortgage loan had a principal balance at origination of greater than approximately $750,000 or less than approximately $10,000. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $177,936. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $747,787 or less than approximately $920.

         As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 3.125% per annum to approximately 16.990% per annum and the weighted average mortgage rate was approximately 7.124% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 348 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to April 1, 1994 or after February 2, 2002, or will have a remaining term to maturity of less than 2 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loan is January 2, 2032.

         Approximately 85.57% of the fixed-rate mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date), are High CLTV Loans.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The combined loan-to-value ratio of a mortgage loan secured by a second lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, plus the outstanding principal balance of the related senior lien, to the appraised value of the related mortgaged property at the time of origination. The weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, at origination of the mortgage loans was approximately 84.94%. No loan-to-value ratio or combined loan-to-value ratio, as applicable, at origination of any mortgage loan was greater than approximately 103.68% or less than approximately 18.02%.

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the master servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the master servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the trustee, and does not have any interest in the mortgage loan. As of the Cut-off Date, approximately 23.98% of the aggregate principal balance of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds--Yield Sensitivity of the Class A-2 Bonds, Class M Bonds and Class B Bonds" in this prospectus supplement.

         One mortgage loan, representing approximately 0.005% of the mortgage pool (by aggregate outstanding principal balance as of the Cut-off Date), is a balloon loan. The amount of the balloon payment on this mortgage loan is substantially in excess of the amount of the scheduled monthly payment on such mortgage loan for the period prior to the Due Date of the balloon payment. This mortgage loan has a weighted average remaining term to maturity of approximately 138 months.

         None of the mortgage loans were 30 days or more delinquent as of the Cut-off Date.

         Substantially all of the mortgage loans have scheduled monthly payments due on the first of the month. Each mortgage loan will contain a customary "due-on-sale" clause.

         None of the mortgage loans are buydown mortgage loans.

         A substantial majority and possibly all of the fixed-rate mortgage loans (by aggregate principal balance as of the Cut-off Date) are subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 94.66% of the adjustable-rate mortgage loans (by aggregate principal balance as of the Cut-off Date) have not reached their first adjustment date as of the Subsequent Transfer Date.

         Approximately 33.11% and 16.77% of the mortgage loans (by aggregate principal balance as of the Cut-off Date) are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. The Radian PMI Rates have a weighted average of approximately 0.82% per annum.

         Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.



                                                 PRINCIPAL BALANCES AT ORIGINATION


                                                                                                             PERCENTAGE OF
                   ORIGINAL                                                                                  CUT-OFF DATE
                MORTGAGE LOAN                              NUMBER OF          AGGREGATE UNPAID                 AGGREGATE
            PRINCIPAL BALANCES ($)                       MORTGAGE LOANS      PRINCIPAL BALANCE             PRINCIPAL BALANCE
            -------------------                          --------------      -----------------            ------------------
      0.01 -  50,000.00.......................                   507            $  14,053,826                      4.02%
 50,000.01 - 100,000.00.......................                   155               11,692,960                      3.34
100,000.01 - 150,000.00.......................                   253               32,060,093                      9.16
150,000.01 - 200,000.00.......................                   272               47,793,745                     13.66
200,000.01 - 250,000.00.......................                   261               58,710,917                     16.77
250,000.01 - 300,000.00.......................                   178               48,847,851                     13.96
300,000.01 - 350,000.00.......................                   103               33,331,615                      9.52
350,000.01 - 400,000.00.......................                   114               42,651,287                     12.19
400,000.01 - 450,000.00.......................                    56               23,759,974                      6.79
450,000.01 - 500,000.00.......................                    29               13,854,403                      3.96
500,000.01 - 550,000.00.......................                    14                7,406,508                      2.12
550,000.01 - 600,000.00.......................                     8                4,706,688                      1.34
600,000.01 - 650,000.00.......................                    10                6,283,639                      1.80
650,000.01 or greater.........................                     7                4,846,021                      1.38
                                                               -----             ------------                    ------
     Total....................................                 1,967             $349,999,529                    100.00%
                                                               =====             ============                    ======

         The average principal balance of the mortgage loans at origination was approximately $179,419.




                                             PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                                                         PERCENTAGE OF
                                                                                                         CUT-OFF DATE
            CURRENT MORTGAGE LOAN                        NUMBER OF         AGGREGATE UNPAID                AGGREGATE
            PRINCIPAL BALANCES ($)                     MORTGAGE LOANS     PRINCIPAL BALANCE            PRINCIPAL BALANCE
            -------------------                        --------------     -----------------           ------------------
      0.01 -  50,000.00.......................                515            $  14,429,987                     4.12%
 50,000.01 - 100,000.00.......................                147               11,316,799                     3.23
100,000.01 - 150,000.00.......................                256               32,501,666                     9.29
150,000.01 - 200,000.00.......................                271               47,745,381                    13.64
200,000.01 - 250,000.00.......................                261               58,813,321                    16.80
250,000.01 - 300,000.00.......................                176               48,352,238                    13.81
300,000.01 - 350,000.00.......................                105               34,021,240                     9.72
350,000.01 - 400,000.00.......................                113               42,361,288                    12.10
400,000.01 - 450,000.00.......................                 55               23,360,349                     6.67
450,000.01 - 500,000.00.......................                 29               13,854,403                     3.96
500,000.01 - 550,000.00.......................                 14                7,406,508                     2.12
550,000.01 - 600,000.00.......................                  8                4,706,688                     1.34
600,000.01 - 650,000.00.......................                 10                6,283,639                     1.80
650,000.01 or greater.........................                  7                4,846,021                     1.38
                                                            -----             ------------                    ------
     Total....................................              1,967             $349,999,529                    100.00%
                                                            =====             ============                    ======

                  As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $177,936.


                                           MORTGAGE RATES


                                                                                      PERCENTAGE OF
                                                                                      CUT-OFF DATE
                                        NUMBER OF           AGGREGATE UNPAID            AGGREGATE
    MORTGAGE RATES(%)                MORTGAGE LOANS         PRINCIPAL BALANCE       PRINCIPAL BALANCE
    --------------                   --------------         -----------------       -----------------
  3.000 -  3.499....................        1                  $    648,908                0.19%
  3.500 -  3.999....................        8                     2,750,158                0.79
  4.000 -  4.499....................       30                     9,155,403                2.62
  4.500 -  4.999....................       51                    14,416,361                4.12
  5.000 -  5.499....................       59                    16,768,494                4.79
  5.500 -  5.999....................      126                    32,985,185                9.42
  6.000 -  6.499...................       183                    50,245,331               14.36
  6.500 -  6.999....................      256                    63,131,262               18.04
  7.000 -  7.499....................      192                    44,137,426               12.61
  7.500 -  7.999....................      228                    47,425,573               13.55
  8.000 -  8.499....................      111                    21,648,322                6.19
  8.500 -  8.999....................       93                    16,982,515                4.85
  9.000 -  9.499....................       36                     5,867,244                1.68
  9.500 -  9.999....................       29                     4,750,782                1.36
 10.000 - 10.499....................        9                       880,354                0.25
 10.500 - 10.999....................        9                     1,118,989                0.32
 11.000 - 11.499....................        4                       248,611                0.07
 11.500 - 11.999....................       27                       765,526                0.22
 12.000 - 12.499....................        9                       303,354                0.09
 12.500 - 12.999....................      104                     3,319,350                0.95
 13.000 - 13.499....................       34                       973,092                0.28
 13.500 - 13.999....................      144                     4,271,447                1.22
 14.000 - 14.499....................       52                     1,798,392                0.51
 14.500 - 14.999....................       98                     3,144,310                0.90
 15.000 - 15.499....................       14                       435,028                0.12
 15.500 - 15.999....................       49                     1,552,409                0.44
 16.000 - 16.499....................        4                       105,723                0.03
 16.500 - 16.999....................        7                       169,979                0.05
                                        -----                  ------------               ------
     Total..........................    1,967                  $349,999,529               100.00%
                                        =====                  ============               ======

         The weighted average mortgage rate of the mortgage loans was approximately 7.124% per annum.



                              NEXT ADJUSTMENT DATE


                                                                          PERCENTAGE OF
                                                                          CUT-OFF DATE
                                   NUMBER OF       AGGREGATE UNPAID         AGGREGATE
    NEXT ADJUSTMENT DATE        MORTGAGE LOANS     PRINCIPAL BALANCE    PRINCIPAL BALANCE
    --------------------        --------------     -----------------    -----------------
Fixed-Rate Loans (N/A)......         545           $  16,799,247            4.80%
January 1, 2002.............          25               4,135,236            1.18
February 1, 2002............           5                 889,584            0.25
March 1, 2002...............           6                 865,191            0.25
April 1, 2002...............          75              19,142,661            5.47
May 1, 2002.................         303              76,509,692           21.86
June 1, 2002................         283              67,797,295           19.37
July 1, 2002................          62              14,116,070            4.03
February 1, 2003............           1                 285,646            0.08
April 1, 2003...............           1                 185,867            0.05
May 1, 2003.................           3                 445,253            0.13
June 1, 2003................           2                 326,205            0.09
July 1, 2003................           2                 297,026            0.08
August 1, 2003..............           8               1,437,312            0.41
September 1, 2003...........          32               7,666,169            2.19
October 1, 2003.............          93              20,506,089            5.86
November 1, 2003............         260              58,441,104           16.70
December 1, 2003............         177              40,580,082           11.59
January 1, 2004.............          36               7,441,950            2.13
June 1, 2004................           1                 115,879            0.03
August 1, 2004..............           1                 417,847            0.12
September 1, 2004...........           1                 369,606            0.11
October 1, 2004.............           5               1,181,942            0.34
November 1, 2004............          19               5,387,905            1.54
December 1, 2004............          16               3,169,157            0.91
January 1, 2005.............           3                 546,650            0.16
December 1, 2006............           2                 942,862            0.27
                                   -----            ------------          ------
Total.......................       1,967            $349,999,529          100.00%
                                   =====            ============          ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the adjustable-rate mortgage loans will be approximately 13 months.


                                               GROSS MARGIN


                                                                                   PERCENTAGE OF
                                                                                   CUT-OFF DATE
                                       NUMBER OF       AGGREGATE UNPAID              AGGREGATE
     GROSS MARGINS (%)              MORTGAGE LOANS     PRINCIPAL BALANCE         PRINCIPAL BALANCE
     -------------                  --------------     -----------------        ------------------
Fixed-Rate Loans (N/A).......           545              $ 16,799,247                  4.80%
1.999 or Less................             2                   471,333                  0.13
2.000 - 2.249................            10                 3,415,497                  0.98
2.250 - 2.499................            34                 8,746,194                  2.50
2.500 - 2.749................           206                54,894,529                 15.68
2.750 - 2.999................           438               104,818,942                 29.95
3.000 - 3.249................           262                61,187,450                 17.48
3.250 - 3.499................           184                42,612,371                 12.17
3.500 - 3.749................            97                22,407,843                  6.40
3.750 - 3.999................            43                 7,831,694                  2.24
4.000 - 4.249................            66                11,683,085                  3.34
4.250 - 4.499................            16                 3,233,891                  0.92
4.500 - 4.749................            17                 2,932,542                  0.84
4.750-  4.999................            11                 2,591,539                  0.74
5.000 - 5.249................            15                 3,213,861                  0.92
5.250 - 5.499................             4                   655,084                  0.19
5.500 - 5.749................             8                 1,431,314                  0.41
5.750 - 5.999................             2                   386,418                  0.11
6.000 - 6.249................             4                   388,056                  0.11
6.250 - 6.499................             1                    62,892                  0.02
6.500 - 6.749................             1                   119,868                  0.03
7.750 - 7.999................             1                   115,879                  0.03
                                      -----              ------------                ------
Total........................         1,967              $349,999,529                100.00%
                                      =====              ============                ======

         As of the Cut-off Date, the weighted average Gross Margin of the adjustable-rate mortgage loans will be approximately 3.031% per annum.

                                     MAXIMUM MORTGAGE RATE


                                                                                   PERCENTAGE OF
                                                                                   CUT-OFF DATE
                                       NUMBER OF       AGGREGATE UNPAID              AGGREGATE
     MAXIMUM MORTGAGE RATE (%)      MORTGAGE LOANS     PRINCIPAL BALANCE         PRINCIPAL BALANCE
     -------------------------      --------------     -----------------        ------------------
  Fixed-Rate Loans (N/A).......         545             $  16,799,247                   4.80%
   9.000 -   9.499.............           1                   648,908                   0.19
  10.500 -  10.999.............           1                    45,770                   0.01
  11.500 -  11.999.............           3                   674,809                   0.19
  12.000 -  12.499.............          10                 1,798,011                   0.51
  12.500 -  12.999.............         733               192,405,123                  54.97
  13.000 -  13.499.............         198                45,298,029                  12.94
  13.500 -  13.999.............         227                47,339,984                  13.53
  14.000 -  14.499.............          92                17,747,743                   5.07
  14.500 -  14.999.............          81                14,723,039                   4.21
  15.000 -  15.499.............          38                 5,969,401                   1.71
  15.500 -  15.999.............          26                 4,787,006                   1.37
  16.000 -  16.499.............           2                   249,460                   0.07
  16.500 -  16.999.............           5                   772,382                   0.22
  17.000 -  17.499.............           1                   134,886                   0.04
  17.500 -  17.999.............           1                   308,000                   0.09
  18.000 -  18.499.............           1                   118,959                   0.03
  18.500 -  18.999.............           1                   115,879                   0.03
  19.000 -  19.499.............           1                    62,892                   0.02
                                      -----              ------------                 ------
     Total.....................       1,967              $349,999,529                 100.00%
                                      =====              ============                 ======

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the adjustable-rate mortgage loans will be approximately 13.092% per annum.

                                      INITIAL FIXED-RATE PERIOD


                                                                                   PERCENTAGE OF
                                                                                   CUT-OFF DATE
                                       NUMBER OF       AGGREGATE UNPAID              AGGREGATE
     INITIAL FIXED-RATE PERIOD      MORTGAGE LOANS     PRINCIPAL BALANCE         PRINCIPAL BALANCE
     -------------------------      --------------     -----------------        ------------------
  Fixed-Rate Loans (N/A).......         545             $  16,799,247                     4.80%
  Six Months...................         674               169,891,403                    48.54
  One Year.....................           1                    45,770                     0.01
  Two Years....................         699               151,104,816                    43.17
  Three Years..................          46                11,215,430                     3.20
  Five Years...................           2                   942,862                     0.27
                                      -----              ------------                   ------
     Total.....................       1,967              $349,999,529                   100.00%
                                      =====              ============                   ======


                                            INITIAL RATE CAP


                                                                                   PERCENTAGE OF
                                                                                   CUT-OFF DATE
                                       NUMBER OF       AGGREGATE UNPAID              AGGREGATE
     INITIAL RATE CAP (%)           MORTGAGE LOANS     PRINCIPAL BALANCE         PRINCIPAL BALANCE
     --------------------           --------------     -----------------        ------------------
  Fixed-Rate Loans (N/A).......         545             $  16,799,247                      4.80%
  0.00.........................           1                    45,770                      0.01
  1.00.........................         647               164,988,302                     47.14
  1.50.........................          27                 4,903,102                      1.40
  3.00.........................         747               163,263,108                     46.65
                                      -----              ------------                    ------
     Total.....................       1,967              $349,999,529                    100.00%
                                      =====              ============                    ======


                                   PERIODIC RATE CAP


                                                                                   PERCENTAGE OF
                                                                                   CUT-OFF DATE
                                       NUMBER OF       AGGREGATE UNPAID              AGGREGATE
     PERIODIC RATE CAP (%)          MORTGAGE LOANS     PRINCIPAL BALANCE         PRINCIPAL BALANCE
     ---------------------          --------------     -----------------        ------------------
  Fixed-Rate Loans (N/A).......         545             $  16,799,247                    4.80%
  0.00.........................           1                    45,770                    0.01
  1.00.........................       1,389               327,363,970                   93.53
  1.50.........................          32                 5,790,541                    1.65
                                      -----              ------------                  ------
     Total.....................       1,967              $349,999,529                  100.00%
                                      =====              ============                  ======

                                  ORIGINAL LOAN-TO-VALUE RATIOS (1)

                                                                                   PERCENTAGE OF
                                                                                   CUT-OFF DATE
                                       NUMBER OF       AGGREGATE UNPAID              AGGREGATE
ORIGINAL LOAN-TO-VALUE RATIOS(%)(1)  MORTGAGE LOANS     PRINCIPAL BALANCE         PRINCIPAL BALANCE
-----------------------------------  --------------     -----------------        ------------------
15.01 - 20.00...................             1          $      108,919                   0.03%
25.01 - 30.00...................             1                  600,000                  0.17
30.01 - 35.00...................             2                  569,521                  0.16
35.01 - 40.00...................             6                1,231,688                  0.35
40.01 - 45.00...................             5                1,449,359                  0.41
45.01 - 50.00...................             8                1,782,627                  0.51
50.01 - 55.00...................             8                3,089,642                  0.88
55.01 - 60.00...................            16                3,896,580                  1.11
60.01 - 65.00...................            27                7,110,555                  2.03
65.01 - 70.00...................            74               23,235,827                  6.64
70.01 - 75.00...................            64               15,508,044                  4.43
75.01 - 80.00...................           423               99,698,446                 28.49
80.01 - 85.00...................            43                9,124,306                  2.61
85.01 - 90.00...................           430               92,444,673                 26.41
90.01 - 95.00...................           347               71,962,228                 20.56
95.01 -100.00...................            58                3,812,283                  1.09
100.01 -105.00..................            33                  855,900                  0.24
105.01 -110.00..................            55                1,443,469                  0.41
110.01 -115.00..................            66                1,944,602                  0.56
115.01 -120.00..................            74                2,621,295                  0.75
120.01 -125.00..................           219                7,207,026                  2.06
125.01 -130.00..................             5                  233,832                  0.07
130.01 -135.00..................             2                   68,707                  0.02
                                         -----             ------------                ------
    Total.......................         1,967             $349,999,529                100.00%
                                         =====             ============                ======

         The minimum and maximum loan-to-value ratios or combined loan-to-value ratios, as applicable, of the mortgage loans at origination were approximately 18.02% and 130.68%, respectively, and the weighted average of the loan-to-value ratios and combined loan-to-value ratios, as applicable, of the mortgage loans at origination was approximately 84.94%.


--------
(1) With respect to the fixed-rate mortgage loans, the table above reflects combined loan-to-value ratio.

                                       OCCUPANCY TYPES

                                                                                   PERCENTAGE OF
                                                                                   CUT-OFF DATE
                                       NUMBER OF       AGGREGATE UNPAID              AGGREGATE
OCCUPANCY TYPE                       MORTGAGE LOANS     PRINCIPAL BALANCE         PRINCIPAL BALANCE
--------------                       --------------     -----------------         -----------------
   Owner Occupied...........             1,827             $324,860,787                  92.82%
   Non-Owner Occupied........              120               21,817,723                   6.23
   Second Home...............               20                3,321,019                   0.95
                                         -----             ------------                 ------
        Total................            1,967             $349,999,529                 100.00%
                                         =====             =============                ======

         Occupancy type is based on the representation of the borrower at the time of origination.


                                      MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE

                                                                                                                 PERCENTAGE OF
                                                                                                                 CUT-OFF DATE
                                                            NUMBER OF          AGGREGATE UNPAID                   AGGREGATE
LOAN PROGRAM AND DOCUMENTATION TYPE                       MORTGAGE LOANS       PRINCIPAL BALANCE              PRINCIPAL BALANCE
-----------------------------------                       --------------       -----------------              -----------------
   Progressive Series Program (Full
   Documentation)..............................                  629             $  49,866,896                       14.25%

   Progressive Series Program (Alternative
   Documentation)..............................                    2                   507,402                        0.14

   Progressive Series Program (Limited
   (Stated) Documentation).....................                  143                22,111,831                        6.32

   Progressive Series Program (No
   Income/No Asset Documentation)..............                   16                 6,757,640                        1.93

   Progressive Series Program (Reduced
   Documentation)..............................                    3                   161,630                        0.05

   Progressive Series Program
   (No Ratio)..................................                    1                    52,275                        0.01

   Progressive Series Program (Lite
   Income/Stated Assets).......................                    1                   318,250                        0.09

   Progressive Express(TM)No Doc Program
   (No Documentation)..........................                   78                16,385,944                        4.68

   Progressive Express(TM)Program
   (Verified Assets)...........................                  500               127,350,694                       36.39

   Progressive Express(TM) Program (Non
   Verified Assets)............................                  594               126,486,967                       36.14
                                                               -----              ------------                      ------
        Total..................................                1,967              $349,999,529                      100.00%
                                                               =====              ============                      ======

                                               RISK CATEGORIES

                                                                                                         PERCENTAGE OF
                                                                                                         CUT-OFF DATE
                                                    NUMBER OF             AGGREGATE UNPAID                 AGGREGATE
                   CREDIT GRADE                   MORTGAGE LOANS         PRINCIPAL BALANCE             PRINCIPAL BALANCE
                   ------------                   --------------         -----------------             -----------------
A+(1).......................................            78                $    21,571,619                    6.16%
A(1)........................................           673                     47,952,391                   13.70
A-(1).......................................             9                      1,489,763                    0.43
A1..........................................            23                      6,278,028                    1.79
A2..........................................             9                      2,318,651                    0.66
B(1)........................................             2                        101,176                    0.03
C(1)........................................             1                         64,296                    0.02
Progressive Express(TM)I(2).................           492                    115,508,460                   33.00
Progressive Express(TM)II(2)................           538                    123,928,780                   35.41
Progressive Express(TM)III(2)...............            64                     14,982,695                    4.28
Progressive Express(TM)IV(2)................            57                     11,460,807                    3.27
Progressive Express(TM)V(2).................            12                      2,287,018                    0.65
Progressive Express(TM)VI(2)................             9                      2,055,846                    0.59
                                                     -----                  -------------                  ------
      Total.................................         1,967                  $349,999,529                   100.00%
                                                     =====                  ============                   ======

-----------------

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV, and V, respectively. All of the Seasoned Mortgage Loans have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III. SEE " -- UNDERWRITING STANDARDS."

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.



                                               PROPERTY TYPES


                                                                                                         PERCENTAGE OF
                                                                                                         CUT-OFF DATE
                                                    NUMBER OF             AGGREGATE UNPAID                 AGGREGATE
           PROPERTY TYPES                         MORTGAGE LOANS         PRINCIPAL BALANCE             PRINCIPAL BALANCE
           --------------                         --------------         -----------------             -----------------
Single-Family................................         1,479                $240,697,589                      68.77%
De Minimis PUD...............................           198                  54,085,299                      15.45
Planned Unit Development.....................            50                  10,192,595                       2.91
Condominium..................................           182                  32,537,538                       9.30
Two- to Four-Family..........................            39                   9,097,912                       2.60
Hi-Rise Condo................................            16                   3,206,623                       0.92
Manufactured.................................             2                     147,894                       0.04
Townhouse....................................             1                      34,079                       0.01
                                                      -----                ------------                     ------
   Total.....................................         1,967                $349,999,529                     100.00%
                                                      =====                ============                     ======

                                     GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                                         PERCENTAGE OF
                                                                                                         CUT-OFF DATE
                                                    NUMBER OF             AGGREGATE UNPAID                 AGGREGATE
            STATE                                 MORTGAGE LOANS         PRINCIPAL BALANCE             PRINCIPAL BALANCE
            -----                                 --------------         -----------------             -----------------
California...............,..................           980                 $235,402,866                      67.26%
Other (less than 3% in any one state).......           987                  114,596,662                      32.74
                                                     -----                 ------------                     ------
   Total....................................         1,967                 $349,999,529                     100.00%
                                                     =====                 ============                     ======


         No more than approximately 0.86% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) will be secured by mortgaged properties located in any one zip code.


                                               LOAN PURPOSES

                                                                                                         PERCENTAGE OF
                                                                                                         CUT-OFF DATE
                                                    NUMBER OF             AGGREGATE UNPAID                 AGGREGATE
             LOAN PURPOSE                         MORTGAGE LOANS         PRINCIPAL BALANCE             PRINCIPAL BALANCE
             ------------                         --------------         -----------------             -----------------
Purchase....................................            951                $210,908,875                      60.26%
Cash-Out Refinance..........................            888                 108,236,677                      30.92
Rate and Term Refinance.....................            121                  29,498,236                       8.43
Construction................................              4                   1,294,872                       0.37
Home Improvement............................              3                      60,869                       0.02
                                                       -----               ------------                     ------
   Total....................................           1,967               $349,999,529                     100.00%
                                                       =====               ============                     ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.